SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)              March 26, 2003

Aquatic Cellulose International Corporation
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(Exact Name of Registrant as Specified in its Charter)

Nevada                              0-27063                 82-0381904
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(State or Other Jurisdiction      (Commission             (IRS Employer
 of Incorporation)                 File Number)           Identification No.)



3704 32nd Street, Suite 301 Vernon, BC                      VIT 5N6
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(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:        (250) 558-5410

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(Former Name or Former Address, if Changed Since Last Report)

Item 6. Resignations of Registrant's Directors

Gary Ackles has resigned as Chairman of Board of Directors and CEO of Aquatic Celluose International Corporation effective March 26, 2003 to dedicate his time to his technology and corporate development for personal reasons.

Item 7(c.) Exhibits

     The following exhibit is filed as part of this report in accordance with the provision of Item 601 of Regulations S-B:

     Exhibit          Name of Exhibit
     -------          -----------------

      99              News Release on director resignation


SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  March 31, 2003               Aquatic Celluose International Corporation


/s/  Sheridan Westgarde     Director, Chief Executive Officer     March 31, 2003
    -------------------     President and Chief Accounting Officer
     Sheridan Westgarde


/s/  Claus Wagner-Bartak    Director                              March 31, 2003
     --------------------
     Claus Wagner-Bartak